UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2022

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2.02.                     Results of Operations and Financial Conditions.

On January 9, 2022, Exact Sciences Corporation (the “Company”) announced certain preliminary financial information for the quarter and full year ended December 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Per the request of Kevin Conroy, Chief Executive Officer, and Jeffrey Elliott, Chief Financial Officer and Chief Operating Officer, on January 6, 2022 the Company’s Human Capital Committee approved the issuance of restricted stock units to Mr. Conroy and Mr. Elliott in lieu of one-half of their base salary for 2022.

7.01.                        Regulation FD Disclosure.

On January 9, 2022, the Company issued a press release announcing the acquisition of PreventionGenetics LLC. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On January 9, 2022, the Company issued a press release announcing the entry into an exclusive license agreement with OncXerna Therapeutics, Inc. A copy of the press release is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The Company posted the PowerPoint presentation that it plans to present at the 2022 J.P. Morgan Healthcare Conference on January 9, 2022 to the Company's website, www.exactsciences.com, on the Events & Presentations page under the Investor Relations tab.

The information set forth under this Item 7.01, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

9.01.                     Financial Statements and Exhibits.

Exhibits

The exhibits furnished as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Exhibit Description

99.1	Press release, dated January 9, 2022, issued by Exact Sciences Corporation, furnished herewith

99.2	Press release, dated January 9, 2022, issued by Exact Sciences Corporation, furnished herewith

99.3	Press release, dated January 9, 2022, issued by Exact Sciences Corporation, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: January 10, 2022	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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